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                                  EXHIBIT 10.01

                                  SECOND AMENDMENT

     THIS SECOND AMENDMENT dated as of June 30, 1997 (this "Amendment") is among LIFE RE CORPORATION (the "Borrower"), various financial institutions (the "Lenders"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").


                                 W I T N E S E T H:
                                 - - - - - - - - -

     WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of November 2, 1995 (as previously amended, the "Agreement") which provides for the Lenders to make Loans to the Borrower from time to time (terms defined in the Agreement and not otherwise defined herein are used herein as defined in the Agreement); and


     WHEREAS, the parties hereto desire to amend the Agreement in certain respects as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1. AMENDMENTS. Effective on (and subject to the occurrence of) the Second Amendment Effective Date (as defined below), the Agreement shall be amended in accordance with Sections 1.1 through 1.6 below.

     1.1 Addition of Certain Definitions. Section 1.1 of the Agreement is amended by adding the following definitions thereto in appropriate alphabetical sequence:

          Capital Securities means the 8.72% Capital Securities issued by the Capital Trust containing substantially the terms described in the Capital Trust Offering Memorandum.

          Capital Trust means the Life Re Capital Trust I, a special purpose Delaware business trust established by the Borrower, of which the Borrower holds all the common securities, which is the issuer of the Capital Securities, and which loaned to the Borrower (such loan being evidenced by the Capital Trust Debentures) the net proceeds of the issuance and sale of the Capital Securities.

          Capital Trust Debentures means the 8.72% Junior Subordinated Deferrable Interest Debentures issued by the
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     Borrower to the Capital Trust containing substantially the terms described in the Capital Trust Offering Memorandum.

          Capital Trust Offering Memorandum means the Offering Memorandum dated June 6, 1997 for $100,000,000 of Capital Securities to be issued by the Capital Trust.

     1.2 Replacement of Certain Definitions. Section 1.1 of the Agreement is amended by deleting the existing definitions of "Debt", "Indebtedness to Capitalization Ratio" and "Total Capital" in their entirety and substituting the following therefor, respectively:

          Debt shall mean, with respect to any Person, at any date, without duplication, (i) all obligations of such Person for borrowed money or in respect of loans or advances; and (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments. Notwithstanding the foregoing, (a) any surplus debentures issued by TexasRe shall not be considered Debt of TexasRe, (b) the Capital Trust Debentures shall not be considered Debt of the Borrower and (c) the Capital Securities shall not be considered Debt of the Capital Trust.

          Indebtedness to Capitalization Ratio shall mean, at any time, the ratio of (x) the consolidated Indebtedness of the Borrower and its Subsidiaries at such time to (y) the sum at such time of the consolidated Indebtedness of the Borrower and its Subsidiaries plus the consolidated Equity of the Borrower and its Subsidiaries plus, without duplication, the outstanding amount of the Capital Securities.

          Total Capital shall mean the sum of (a) the Statutory Surplus of Life Reassurance, plus (b) the Statutory Surplus of TexasRe (excluding the Statutory Carrying Value of Life Reassurance) to the extent such amount exceeds the minimum capital and surplus requirements of its Department, plus (c) any cash, cash equivalents and Invested Assets (excluding surplus debentures of TexasRe on the books of the Borrower, the GAAP book value of TexasRe and investments in the Capital Trust) of the Borrower only.

     1.3 Amendment to Definition of Indebtedness. The definition of "Indebtedness" in Section 1.1 of the Agreement is amended by adding the following sentence at the end thereof: "The obligations of the Borrower in respect of the Capital Trust Debentures shall not constitute Indebtedness for purposes of this Agreement, except that such obligations shall constitute Indebtedness for purposes of Section 9.1.3."


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        1.4  Amendment to Definition of Contingent Liability. The definition of
Contingent Liability in Section 1.1 of the Agreement is amended by adding the following sentence at the end thereof: The obligations of the Borrower under its guarantee of the Capital Securities shall not constitute Contingent Liabilities for purposes of this Agreement, except that such obligations shall constitute Contingent Liabilities (and, therefore, shall constitute Indebtedness) for purposes of Section 9.1.3.

        1.5 AMENDMENT OF SECTION 8.2.13. Section 8.2.13 is amended in its entirety to read as follows:

               8.2.13 RESTRICTED PAYMENTS. Not purchase or redeem any shares of its stock, declare or pay any dividends thereon (other than stock dividends), make any distribution to stockholders, make any payments of principal of the Capital Trust Debentures or redeem (or make any payment in respect of its guarantee of) any Capital Securities or set aside any funds for any such purpose (any of the foregoing, a Restricted Payment), except that (i) the Borrower may make Restricted Payments in any Fiscal Year in an aggregate amount not exceeding three percent (3%) of the amount of the Borrower's Equity on the last day of the immediately preceding Fiscal Year, and (ii) the Borrower may make additional Restricted Payments if (a) immediately before and after giving effect thereto no Event of Default or Unmatured Event of Default exists, (b) Life Reassurance has an A.M. Best rating of A or better and (c) immediately before and after giving effect thereto the sum of Total Capital (including, without duplication, the full amount of the surplus notes) plus, without duplication, the outstanding amount of the Capital Securities is greater than the consolidated Indebtedness of the Borrower and its Subsidiaries.

        1.6 Amendment of Form of Compliance Certificate. Exhibit E to the Agreement is deleted in its entirety and replaced by the Exhibit E attached hereto.

        SECTION 2. WARRANTIES. To induce the Lenders to enter into this Amendment, the Borrower warrants that:

        2.1 Authorization. The Borrower is duly authorized to execute and deliver this Amendment and to perform its obligations under the Agreement, as amended hereby (the "Amended Agreement").

        2.2 No Conflicts. The execution and delivery of this Amendment, and the performance by the Borrower of its obligations under the Amended Agreement, do not and will not conflict with


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any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

        2.3 Validity and Binding Effect. The Amended Agreement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

        SECTION 3. Conditions Precedent to Effectiveness. the amendments set forth in SECTION 1 hereof shall become effective, as of the day and year first above written, on such date (herein called the "Second Amendment Effective Date") when each of the following conditions precedent have been satisfied.

        3.1 Second Amendment. The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and all Lenders.

        3.2 No Default. No Event of Default or Unmatured Event of Default shall have occurred and be continuing.

        SECTION 4. GENERAL.

        4.1 Expenses. The Borrower agrees to reimburse the Administrative Agent upon demand for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any document required to be furnished herewith.

        4.2 Governing Law. This Amendment shall be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

        4.3 Confirmation of the Agreement. Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Second Amendment Effective Date, all references in the Agreement and the other Loan Documents to "Credit Agreement," "Agreement" or similar terms shall refer to the Amended Agreement.

        4.4 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


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        4.5  Effectiveness of Pricing Change. Any change to the Applicable
Margin or the Facility Fee Rate resulting from the changes made by this Amendment shall be effective on and after the Second Amendment Effective Date.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                        LIFE RE CORPORATION

                        By: /s/ Chris C. Stroup
                           _________________________________________
                        Title: Executive Vice President
                               Chief Financial Officer
                             _______________________________________

                        By: /s/ W. Weldon Wilson
                           _________________________________________
                        Title: Vice President and General Counsel
                              ______________________________________


                        BANK OF AMERICA NATIONAL TRUST
                          AND SAVINGS ASSOCIATION,  as
                          Administrative Agent


                        By: /s/ MICHAEL ERNST
                          _________________________________________

                        Title:  Vice President
                          _________________________________________


                        BANK OF AMERICA ILLINOIS


                        By: /s/ MICHAEL ERNST
                          _________________________________________

                        Title:  Vice President
                          _________________________________________

                        FLEET NATIONAL BANK

                        By: /s/ Juliana B. Dalton
                        __________________________________________
                        Title:  Vice President
                          __________________________________________


                        THE BANK OF NEW YORK

                        By: /s/ Melanie Shorofsky
                          _________________________________________
                        Title:  Vice President
                          _________________________________________




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                        MELLON BANK, N.A.

                        By: /s/ KAREN E. McCONOY
                           _________________________________________

                        Title: Assistant Vice President
                           _________________________________________



                        BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                        By: /s/ Ned Komar
                           _________________________________________
                        Title:  Vice President
                           _________________________________________



                        BANK OF MONTREAL


                        By: /s/ Charles W. Reed
                           _________________________________________
                        Title:  Director
                           _________________________________________




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                                      EXHIBIT E

                           FORM OF COMPLIANCE CERTIFICATE

                                                Date: _____________, _____


TO:     Bank of America National Trust and Savings
        Association, as Administrative Agent, and the Lenders under the Credit Agreement referred to below

                RE: LIFE RE CORPORATION

        Please refer to that certain Amended and Restated Credit Agreement (as heretofore amended, modified, supplemented, restated, refunded or renewed and as currently in effect, herein called the "Agreement"), dated as of November 2, 1995, among Life Re Corporation (the "Borrower"), the Lenders and Co-Agents referred to therein, and Bank of America National Trust and Savings Association, as Administrative Agent.

        Terms defined in the Agreement shall have the same meanings when used herein.

        In accordance with Section 8.1.1 (f) of the Agreement, the Borrower hereby certifies that the statements and calculations set forth below are true and correct as of ___________________, 19__ (the "Calculation Date"):

   I.   Section 8.1.10(ii) - Investments.
        A.     Consolidated Invested Assets of the
               Borrower and its Subsidiaries                   $_____________

        B.     15% of Item A                                   $_____________

        C.     100% of Statutory Surplus of Life
               Reassurance                                     $_____________

        D.     Maximum aggregate amount of investments
               permitted pursuant to Section 8.1.10(ii)
               (the lesser of Item B or Item C)

        E.     Restricted Investments
           1.  Non-Investment Grade Securities                 $_____________
           2.  Common stock and other equity
               securities (other than (x)
               investments in Subsidiaries and
               (y) preferred stock)                            $_____________

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        3. Investments in interests in real property
           (excluding those described in the
           parenthetical clause in SECTION 8.1.10(ii)(c)  $__________

        4. Sum of Items E.1 through E.3                   $__________

        [Item E.4 is not permitted to exceed Item D]

II.     Section 8.1.10(iii) - Investments.
        A. Admitted assets of Life Reassurance as
           of the Calculation Date                        $__________

        B. 4% of Item A                                   $__________

        C. Life Reassurance capital and surplus
           as of the Calculation Date                     $__________

        D. 20% of Item C

        E. The lesser of Item B or Item D                 $__________

        F. The value, as of the Calculation Date,
           of the investments of the Borrower and
           its Subsidiaries in one securities issuer
           which exceed the amount of Item E              ___________
           (excluding U.S. Government Securities,          (name of
           Canadian Government Securities and                issuer)
           investments of the Borrower and/or
           its Subsidiaries in the Borrower or any
           other Subsidiary)                              $__________
                                                           (value of
        [Item F is not permitted to exceed Item E]         investment)

III.    Section 8.2.1 - EBT to Future Fixed
        Charges.

        A. EBT for the calendar year ended on the
           Calculation Date                               $__________
        B. Future Fixed Charges of Borrower and its
           Subsidiaries for the next calendar year:       $__________

           1. Future Interest Charges                     $__________

           2. Mandatory principal payments with
              respect to Consolidated Debt                $__________

           3. Sum of B.1 and B.2                          $__________

        C. Item A divided by Item B.3                     $__________

        [Item C is not permitted to be less than 1.25]

IV.     Section 8.2.2 - EBT to Future Interest Charges.


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        A.  EBT for the four Fiscal Quarters ended on the
            Calculation Date                                    $________

        B.  Future Interest Charges of Borrower and its
            Subsidiaries for the next four Fiscal Quarters:     $________

            1.  Outstanding principal amount of Debt at the
                Date of Calculation                             $________

            2.  Annualized interest rate applicable to Debt     $________

            3.  Item B.1 multiplied by Item B.2                 $________

            4.  Interest corresponding to mandatory principal
                reductions scheduled for the next four
                Fiscal Quarters                                 $________

            5.  Item B.3 less Item B.4                          $________

        C.  Item A divided by Item B.5)                         $________

        D.  EBT to Future Interest Charges for prior Fiscal
            Quarter.                                             ________

        [Item C is not permitted to be less than 2.0 for any two consecutive Fiscal Quarters]

 V.     Section 8.2.3 Minimum Statutory Surplus

        A.  Total Adjusted Capital of Life Reassurance as
            of the Calculation Date                             $________

        B.  Company Action Level (as such term is defined
            by NAIC risk-based capital level)                   $________

        [Item A is not permitted to be less than 150% of Item B]

VI.     Section 8.2.4 Indebtedness to Capitalization

        A.  Consolidated Indebtedness of the Borrower and
            its Subsidiaries as of the Calculation Date         $________

        B.  Consolidated Equity of the Borrower and its
            Subsidiaries as of the Calculation Date             $________

        C.  Outstanding Amount of Capital Securities as
            of Calculation Date                                 $________

        D.  Item A plus Item B plus Item C                      $________

        E.  Item A divided by Item D                             ________

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       [Item E is not permitted to be greater than 45%]

VII.   Section 8.2.13 - Restricted Payments.
       A.    Permitted Restricted Payments

         1.  Borrower's Equity as of the last day
             of the Fiscal Year immediately
             preceding the Calculation Date.                       $________
         2.  3% of Item A.1                                        $________
         3.  Cumulative amount of Restricted Payments
             during the applicable Fiscal Year as of the
             Calculation Date                                      $________
       B.    A.M. Best rating of Life Reassurance as of
             the Calculation Date                                   ________
       C.    Total Capital
         1.  Statutory Surplus of Life Reassurance                 $________
         2.  Statutory Surplus of TexasRe (excluding the
             Statutory Carrying Value of Life Reassurance)
             to the extent such amount exceeds minimum
             capital and surplus requirements of its
             Department                                            $________
         3.  Any cash, cash equivalents and Invested Assets
             (excluding surplus debentures of TexasRe on
             books of Borrower, GAAP book value of TexasRe
             and investments in the Capital Trust)                 $________
         4.  Sum of Items C.1 through C.3                          $________
       D.    Outstanding Amount of Capital Securities              $________
       E.    Sum of Items C.4 and D                                $________
       F.    Consolidated Indebtedness of Borrower and its
             Subsidiaries as of the Calculation Date.              $________
       [Item A.3 is not permitted to exceed Item A.2 unless (a) no Event of Default or Unmatured Event of Default exists, (b) Item B is "A" or better and
       (c) Item E is greater than Item F]


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VIII.   Section 8.14 Capital Expenditures.

        A. Cumulative amount of Capital Expenditures
           during applicable Fiscal Year as of the
           Calculation Date                             $__________

           [Item A is not permitted to exceed
            $10,000,000]